Exhibit 10.86

                               GUARANTY AGREEMENT


         This Guaranty Agreement dated as of August 31, 1999 (as amended or otherwise modified from time to time, this "Guaranty") is by FemPartners, Inc., a Delaware corporation ("Guarantor") in favor of American Physicians Service Group, Inc., a Texas corporation ("Lender").

         WHEREAS, (i) Lender, Syntera HealthCare Corporation, a Texas corporation ("Syntera"), Guarantor and FemPartners of Central Texas, Inc., a Delaware corporation and wholly-owned subsidiary of Guarantor ("Obligor") have entered into an Agreement and Plan of Merger of even date herewith whereby Syntera is merging with and into Obligor with Obligor being the surviving corporation, (ii) certain debt owing to Lender from Syntera is evidenced by the Promissory Note dated November 1, 1998, and is being contemporaneously amended, restated and replaced in its entirety by the Replacement Promissory Note dated of even date herewith (as may be amended and or otherwise modified from time to time, the "Note"), (iii) Guarantor will directly and indirectly benefit from the Note, and (iv) as a condition precedent to the consummation of the merger of Syntera into Obligor, Lender has required that Guarantor guarantee to Lender all payment obligations of Obligor under the Note.

         NOW THEREFORE, Guarantor agrees with Lender as follows:

         1. PAYMENT GUARANTY. Guarantor absolutely, irrevocably and unconditionally guarantees to Lender, and to its successors, endorsees, transferees and assigns, the prompt and complete payment when due, whether at the stated maturity, by acceleration or otherwise, of the obligations of Obligor set forth in the Note (collectively, the "Obligations"). No termination of the Note shall affect any obligations incurred by Guarantor under this Guaranty at the time of termination. No notice of the Obligations need be given in any form to Guarantor at any time and Guarantor waives any such notice and the right to consent to the Obligations. Guarantor waives any right to require as a condition to its obligations hereunder that collateral be applied to the Obligations, that presentment or demand be made upon Obligor or that action be brought against Obligor or any other person or entity except Guarantor, should Lender seek to enforce the obligations of Guarantor. Specifically, without limitation, Guarantor waives any right to require that a judgment previously be rendered against Obligor or any other person or entity except Guarantor, that Obligor or any other person or entity be joined in any action against Guarantor or that an action separate from one against Guarantor be brought against Obligor or any other person or entity. The obligations of Guarantor are several from those of Obligor or any other person or entity, and are primary payment obligations concerning which Guarantor is the principal obligor. If all or any part of the Obligations are not paid when due, Guarantor hereby guarantees that it will pay the same to Lender, upon demand, without set-off or counterclaim and without reduction by reason of any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature that are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by Guarantor, and Lender need not first proceed to preserve, utilize or exhaust any other right or remedy against Obligor, any other guarantor, any collateral or any other security that Lender may have in order to obtain payment hereunder. The obligations of Guarantor hereunder shall in no way be affected or impaired by reason of the happening from time to time of any of the following: (i) extensions (whether or not material) of the time for payment of all or any

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portion of the  Obligations,  (ii) the  modification  or amendment in any manner
(whether or not material) of the Note or the Obligations, (iii) except for applicable statutes of limitations, any failure, delay or lack of diligence on the part of Lender, or any other person or entity to enforce, assert or exercise any right, privilege, power or remedy conferred on Lender or any other person or entity in the Note or at law, or any action on the part of Lender or such other person or entity granting indulgence or extension of any kind, (iv) the settlement or compromise of any Obligations and (v) the status, composition, structure or name of Obligor change, including, without limitation, by reason of
merger,  dissolution,  consolidation  or  reorganization.   NOTWITHSTANDING  THE
FOREGOING, THE LIABILITY OF GUARANTOR HEREUNDER SHALL BE LIMITED TO DIRECT, ACTUAL DAMAGES AND GUARANTOR SHALL NOT BE LIABLE UNDER THIS GUARANTY FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, IN TORT, CONTRACT OR OTHERWISE. Upon 30 Days written notice and with the prior written consent of Lender, which consent shall not be unreasonably withheld, this Guaranty may be replaced by (x) a guaranty in substantially similar form made by a guarantor of equal or better creditworthiness or (y) a letter of credit in favor of Lender in the amount of the maximum Limit (below defined), issued by a bank and in a form, each of which shall be reasonably satisfactory to Lender.

         2. COSTS AND EXPENSES. In addition to its guarantee of Obligor's payment of the Obligations, Guarantor shall pay all actual costs and expenses (including reasonable attorney's fees) paid or incurred by Lender in connection with the enforcement of this Guaranty.

         3. CONTINUING GUARANTY. This is intended to be and shall be construed as a continuing guarantee and shall remain in full force and effect and shall be binding in accordance with and to the extent of its terms upon Guarantor and its successors and assigns, and shall inure to the benefit of Lender, and its successors, endorsees, transferees and assigns. The obligations of Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of Obligor, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability by reason of applicable bankruptcy laws or any other similar law, or any law or order of any government or government agency purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of Guarantor under this Guaranty.

         4. SUBROGATION. Notwithstanding any payment or payments made by Guarantor under this Guaranty or any setoff or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Obligor or any collateral or other security or guarantee or right of offset held by Lender for the payment or performance of the Obligations, nor shall Guarantor seek any reimbursement from Obligor in respect of payments made by Guarantor under this Guaranty, until all amounts then owing and any other performance then due to Lender by Obligor for or on account of the

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Obligations are paid and satisfied in full.  Upon such payment and  satisfaction in full, Guarantor shall be subrogated to all rights of Lender against Obligor or any collateral or other security or guarantee or right of offset held by Lender for the payment and performance of the Obligations.

         5. SUBORDINATION. Any and all indebtedness of Obligor now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations and all other indebtedness of Obligor to Lender; and such indebtedness of Obligor to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Obligor to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         6. DEFAULT. If Obligor fails or refuses to timely pay any Obligations, Lender may at its option exercise any or all of its rights, powers and remedies afforded hereunder and may declare the unpaid amounts of all Obligations then owing under the Note to be immediately due and payable, and thereupon such amounts shall be immediately due and payable without presentation and demand for payment, protest, notice of protest or dishonor, notice of default, notice of intent to accelerate or notice of acceleration to Guarantor or any other person or entity, all of which Guarantor waives.

         7. NO WAIVER. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege under this Guaranty shall operate as a waiver of the right, power or privilege, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of the right, power or privilege, or the exercise of any other power or right. The rights and remedies provided in this Guaranty are cumulative and not exclusive of any rights or remedies provided by law.

         8. NOTICE. All notices and communications made pursuant to this Guaranty shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or sent by facsimile, as follows:

         To Guarantor:
         ------------

         FemPartners, Inc.
         1300 Post Oak Blvd., Suite 600
         Houston, Texas    77056
         Attn.:   Jack Thompson
         Facsimile: (713) 512-8080

         To Lender:
         ---------

         American Physicians Service Group, Inc.
         1301 Capital of Texas Highway, Suite C-300
         Austin, Texas   78746-6550
         Attn:  Colleen Webb
         Facsimile:  (512) 314-4333



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Notice given by person, delivery or mail shall be effective upon actual receipt.
Notice given by facsimile shall be effective upon actual receipt if received during recipient's normal business hours or at the beginning of recipient's next business day after receipt if not received during recipient's normal business hours. Any party may change its address to which notice is to be given hereunder by providing notice of same in accordance with this Section 8.

         9. MISCELLANEOUS. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. Guarantor waives notice of acceptance of this Guaranty. No term or provision of this Guaranty shall be amended, modified, altered, waived, supplemented or terminated except in a writing signed by the parties hereto. This Guaranty shall be binding upon and inure to the benefit of an be enforceable by the respective successors and assigns of Guarantor and Lender. This Guaranty embodies the entire agreement and understanding between Guarantor and Lender and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one document.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty Agreement on the date first above written.

                                         FEMPARTNERS, INC.


                                         By:  /s/ William C. Altman
                                              -----------------------
                                              William C. Altman
                                              Executive Vice President